SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  November 23, 1999




                        CENEX HARVEST STATES COOPERATIVES
             (Exact name of registrant as specified in its charter)


                  Minnesota                                333-17865                         41-0251095
       (State or other jurisdiction of                    (Commission                     (I.R.S. Employer
       incorporation or organization)                    File Number)                    Identification No.)


5500 Cenex Drive Inver Grove Heights, Minnesota                        55077
   (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:   (651) 451-5151





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Item 5.  OTHER EVENTS.

         Reference is made to the Press Release issued to the public by the Registrant on November 23, 1999 and attached hereto as an exhibit.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         Exhibit  Description of Exhibit

         99.1              Press release dated November 23, 1999


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 1, 1999


                                   CENEX HARVEST STATES COOPERATIVES



                                   /s/ Noel K. Estenson
                                   ---------------------------------------------
                                   Noel K. Estenson
                                   Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit           Description of Exhibit

99.1              Press release dated November 23, 1999